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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 27, 2003


                        THE MERIDIAN RESOURCE CORPORATION
             (Exact Name of Registrant As Specified In Its Charter)


           TEXAS                         1-10671                  76-0319553
(State or Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                         1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                  281-597-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On August 27 and 28, 2003, The Meridian Resource Corporation ("we", "our" or the "Company") closed the offering and sale of 8,703,537 shares of its common stock, par value $.01 per share, at a purchase price of $3.87 per share. The Company expects net proceeds, after related fees and expenses, to be approximately $33.0 million, and expects to use those proceeds to reduce debt and for general corporate purposes.

                           FORWARD-LOOKING STATEMENTS

         We believe that some statements contained in this report relate to results or developments that we anticipate will or may occur in the future and are not statements of historical fact. Those statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). Words such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar expressions identify forward-looking statements. Examples of forward looking statements include statements about our future operating results; our repayment of debt; our future capital expenditures; our expansion and growth of operations; and our future investments in and acquisitions of oil and natural gas properties.

         We have based these forward-looking statements on assumptions and analyses made in light of our experience and our perception of historical trends, current conditions, and expected future developments. However, you should be aware that these forward-looking statements are only our predictions and we cannot guarantee any such outcomes. Future events and actual results may differ materially from the results set forth in or implied in the forward-looking statements. Factors that might cause such a difference include general economic and business conditions; exposure to market risks in our financial instruments; fluctuations in worldwide prices and demand for oil and natural gas; the direct or indirect effects on our business resulting from recent terrorist incidents; fluctuations in the levels of our oil and natural gas exploration and development activities; risks associated with oil and natural gas exploration and development activities; competition for raw materials and customers in the oil and natural gas industry; technological changes and developments in the oil and natural gas industry; regulatory uncertainties and potential environmental liabilities; and potential for and uncertainty of the outcome of pending or threatened litigation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT NO.    DESCRIPTION

5.1            Opinion of Fulbright & Jaworski L.L.P.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE MERIDIAN RESOURCE CORPORATION
                                            (Registrant)



                                            By:     /s/ Lloyd V. DeLano
                                               --------------------------------
                                                        Lloyd V. DeLano
                                                     Senior Vice President

Date:  August 28, 2003


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                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
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
5.1                Opinion of Fulbright & Jaworski L.L.P.